EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE PULSE NETWORK, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of The Pulse Network, Inc. for the quarter ended September 30, 2013, the undersigned, Stephen Saber, Chief Executive Officer of The Pulse Network, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 fairly presents, in all material respects, the financial condition and results of operations of The Pulse Network, Inc.

Date: November 14, 2013	/s/ Stephen Saber
Stephen Saber
Chief Executive Officer (principal executive officer, principal accounting officer, and principal financial officer)